Exhibit 10.1



                               OPTION TO PURCHASE
                               ------------------

     THIS OPTION TO PURCHASE (this "Agreement") is made and entered, into this 20 day of May, 2002, by and between Legend Operating, LLC, 2611 Cedar Springs,
                                    ---------------------
Suite 201, Dallas, Texas 75201 , (referred to as "Seller") and Texas Border Gas
                                                               ----------------
Company, 2606 State Street, Dallas, Texas 75204 ("Buyer").
-------

     Now, Therefore, in consideration of the mutual promises set forth herein, the parties hereby agree as follows:

                                    ARTICLE 1
                                    ---------
                                PURCHASE AND SALE
                                -----------------

     1.1 Property: Subject to the terms, conditions, reservations, and
         --------
exceptions specified in this Agreement and Buyer's exercise of the Option, Seller shall sell and Purchaser shall purchase, as of the Effective Time, all of Seller's right, title and interest in and to the following assets described as the Undrilled and Non-Productive Oil and Gas Leasehold Acreage being 26,658.4 acres (comprising 27,556.4 Leasehold Acres less and except 900 acres calculated as 20 acres surrounding both the productive and non-productive oil/gas well(s) = 26,658.4 Net Oil and Gas Leasehold Acres) further described in Sub Articles 1.1
(a) through 1.1(c) (collectively called the "Property"):

     (a) The oil, gas and other mineral leasehold interests described in Exhibit "A", attached hereto and made a part hereof, insofar as such covers and affects the lands and depths described in Exhibit "A" (hereinafter called the "Real Property");

     (b) To the extent transferable, all surface use agreements, easements, rights-of-way, licenses, authorizations, permits, and similar rights and interests applicable to, or used or useful in connection with, any or all of the Property.

     (c) To the extent transferable, all contracts and agreements concerning the Property including, but not limited to, unit agreements, pooling agreements, areas of mutual interest, farmout agreements, farmin agreements, pumping agreements, production handling agreements, saltwater disposal agreements, water injection agreements, line well injection agreements, road use agreements, operating agreements and gas balancing agreements; and

     (d)  Seller shall retain 900 Lease Acres (comprised of 20 acres surrounding
          -------------------
     any well(s) located on the Property, with each well located in the center of each 20 acre tract retained) as well as all wells, equipment and facilities located on the Real Property and used directly and exclusively in the operation of the Real Property (collectively called the "Equipment") including, but not limited to, pumps, platforms, well equipment (surface and subsurface), saltwater disposal wells, water wells, lines and facilities, sulfur recovery facilities, compressors, compressor stations, dehydration facilities, treating facilities, pipeline gathering lines, flow lines, and transportation lines, valves, meters, separators, tanks, tank batteries, office quarters and other fixtures;

     (e)  Seller shall retain any oil, condensate, natural gas, and natural gas
          -------------------
     liquids produced, including "line fill" and inventory below the pipeline connection in tanks, attributable to the Property;

     1.2 Excluded Data and Interpretations. ANY CONFIDENTIAL OR PROPRIETARY DATA
         -----------------------------------------------------------------------
SHALL BE EXCLUDED FROM THIS PURCHASE AND SALE TRANSACTION.
----------------------------------------------------------

     1.3 Purchase Price. Seller in consideration of $100.00 and other good and
         --------------
valuable consideration, the receipt and sufficiency of which is hereby acknowledged, grants Buyer an option (Article 9) to purchase the Property subject to the terms and conditions herein set forth. The purchase price for the Property shall be $1,734.607.00 calculated as (57.8125% x 26,658.4 acres @ $112.55 per acre = $1,734,607.00) ("the Purchase Price") payable in immediately available funds at closing, and subject to the conditions contained in Article 8, below.

     1.4 The Closing is conditioned upon Buyer being able to obtain operation of the Property from Mote Resources, Inc..

     1.5 Assignment of the Property. Seller shall also convey to Buyer all of
         --------------------------
Seller's right, title and interest, if any, in and to (a) all 3-D seismic sata, and tapes including the right to analyze, interpret, and use all such data as it relates to the property and the Property and in and to (b) all Texaco, Pennzoil, SMK, Palm Production Company, Mote Resources, Inc. and any/all related documents, records, maps, seismic interpretations and data, logs, scout tickets and records (the "Records") that relate to, describe or affect the Property subject to the terms of Sharrock's License Agreement.The Assignment of the Property by Seller to Buyer is subject to the terms and provisions of all instruments of record in Zapata County, Texas, dated the effective date, affecting the Property. (i) Seller, to the best of its knowledge, has provided copies of any documents which negatively affect the Property and this interest prior to closing.

     1.6 Review. Buyer, at his sole cost, risk and expense shall conduct such
         ------
title review of the Property, as it deems appropriate.

     1.7 Effective Date. In the event Buyer exercises its Option to purchase the
         --------------
Property, the effective date of the purchase and sale of the Property shall be the first day of the month in which the Closing occurs at 7:00 a.m. C. S. T.

     1.8 Option Period. This Option to Purchase shall be effective for 90 days
         -------------
from the date hereof within which time Buyer shall conduct it's due diligence If Buyer cannot complete it's due diligence within said 90 day period Seller will grant one additional 90 day Option period extension upon payment by Buyer and receipt by Seller, of $50.000.00 as Earnest Money . This payment shall be applied to purchase price in the event of closing. In the event that the Option to Purchase is not closed within the time specified, Buyer shall forfeit said Earnest Money to Seller.

     1.9 Closing Date. The closing date of this agreement will be as agreed upon
         ------------
between Seller and Buyer, but in no event later August 19, 2002 unless extended pursuant to Paragraph 1.8 above and then no later than November 19, 2002.

     1.10 Buyer agrees to extend this offer to the other working interest owners in the Property at a price Buyer finds acceptable. There is no obligation for the other owners to accept Buyers offer or for Buyer to revise it's offer to make it agreeable to the other owners.

                                    ARTICLE 2
                                    ---------
                    REPRESENTATIONS AND WARRANTIES OF SELLER
                    ----------------------------------------

     2.1 Seller is a Limited Liability Company duly organized, validly existing and in good standing under the laws of the State of Texas.

     2.2 Disclaimers. Except as expressly set forth in Section 2.1, Seller expressly disclaims any and all representations, covenants, or warranties, expressed, implied, or statutory, of title or as to any other fact or matter. Seller specifically makes no representation or warranty whatsoever regarding the value of the Interest, the reserves, future net income, expenses, profitability or liabilities associated therewith, or the future price of oil or gas produced from the property or the results of any operations conducted on the property.

     2.3 Any and all production from the Property and all proceeds from the sale of production shall be the property of Seller. Seller shall remain responsible for payment of all expenses attributable to the Property.

     2.4 Seller represents to Buyer that as of the closing the Property will not be (a) the subject of any Bankruptcy Proceeding, (b) demand for development, (c) default notice under any oil and gas lease, (d) lien or (e) other encumbrance or claim that has not been disclosed to Buyer.

     2.5 This Agreement has been duly executed and delivered on behalf of Seller, and this Agreement constitutes a legal, valid and binding obligation of Seller, enforceable in accordance with its terms, subject, however, to the effects of bankruptcy, insolvency, reorganization, moratorium and similar laws.

     2.6 Seller has all requisite power and authority, corporate and otherwise, to carry on its business as presently conducted, to enter into this Agreement, to sell the Property on the terms described in this Agreement, and to perform his/its other obligations under this Agreement. The consummation of the transactions contemplated by this Agreements will not violate, or be in conflict with, any provisions of Seller's Articles of Incorporation, by-laws or governing documents or any agreement or instrument to which Seller is a party or by which it is bound, or any judgment, decree, order, statute, rule or regulation applicable to Seller.

                                    ARTICLE 3
                                    ---------
                                     CLOSING
                                     -------

     3.1 Time and Place of Closing. The consummation of the purchase and sale
         -------------------------
transactions contemplated by this agreement (the "Closing") shall, unless agreed to otherwise by the parties, take place at the offices of Seller's at 2611 Cedar Springs, Suite 201, Dallas, Texas 75201.

     3.2 Delivery by Seller at Closing. In the event Buyer exercises its Option
         -----------------------------
to purchase the Property, at Closing, Seller shall execute, and deliver to Buyer an Assignment to the Property in the form attached hereto as Exhibit "B".

     3.3 Delivery by Buyer at Closing. In the event Buyer exercises its Option
         ----------------------------
to purchase the Property, at Closing, Buyer shall deliver by wire transfer to the Seller's bank account (to be furnished by Seller to Buyer in writing at or before Closing), the Purchase Price.

     3.4 In the event Buyer exercises its Option to purchase the Property, Seller shall be responsible for all taxes relating to the Property prior to the Effective Date. Buyer shall be responsible for all taxes (exclusive of federal, state or local income taxes) relating to the Property from and after the Effective Date.

     3.5 Notice of Sale: Immediately after the Closing, Buyer shall notify all
         --------------
non-operators, oil and gas buyers, government agencies and royalty owners that it has purchased the Property and Seller and Buyer shall execute transfer orders.

     3.6 Copies Of Records and Documents: Seller shall, at or as promptly as
         -------------------------------
reasonably possible after the Closing, provide Buyer, at Buyer's expense, with copies of records and documents in Seller's possession relating to the Property including, but not limited to, land and lease files, division of interest computer printouts, contract files, well files and well logs. SELLER SHALL AT ITS OPTION, RETAIN ALL ORIGINAL FILES, BUT SHALL HAVE NO OBLIGATION TO FURNISH Buyer ANY DATA OR INFORMATION WHICH SELLER CONSIDERS PROPRIETARY OR CONFIDENTIAL OR WHICH SELLER CANNOT PROVIDE BUYER BECAUSE OF THIRD-PARTY RESTRICTIONS ON SELLER.

                                    ARTICLE 4
                                    ---------
                            RESPONSIBILITY FOR COSTS
                            ------------------------

(begin boldface)
     4.1 IN THE EVENT BUYER EXERCISES ITS OPTION TO PURCHASE THE PROPERTY, SELLER SHALL CONTINUE TO BE RESPONSIBLE FOR ALL CLAIMS RELATING TO THE DRILLING,

OPERATING, PRODUCTION, AND SALE OF HYDROCARBONS FROM THE PROPERTY AND THE PROPER ACCOUNTING AND PAYMENT TO PARTIES FOR THEIR INTERESTS AND ANY RETROACTIVE PAYMENTS, REFUNDS, OR PENALTIES TO ANY PARTY OR ENTITY AS SUCH CLAIMS RELATE TO PERIODS BEFORE THE EFFECTIVE DATE OF CLOSING.
(end boldface)

                                    ARTICLE 5
                                    ---------
                            REPRESENTATIONS OF BUYER
                            ------------------------

     5.1 Buyer represents and warrants with respect to Seller that:

     (a) Buyer is a Corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.

     (b) Buyer has all requisite power and authority, corporate and otherwise, to carry on its business as presently conducted, to enter into this Agreement, to purchase the Property on the terms described in this Agreement, and to perform it other obligations under this Agreement. The consummation of the transactions contemplated by this Agreements will not violate, or be in conflict with, any provisions of Buyer's Articles of Incorporation, by-laws or governing documents or any agreement or instrument to which Buyer is a party or by which it is bound, or any judgment, decree, order, statute, rule or regulation applicable to Buyer.

     (c) The execution, delivery and performance of this Agreement and the transactions contemplated hereby have been duly and validly authorized by all requisite actions, corporate and otherwise, on the part of Buyer, its board of directors and shareholders.

     (d) Buyer has incurred no liability, contingent or otherwise, for brokers' or finders' fees relating to the transactions contemplated by this Agreement for which Seller shall have any responsibility whatsoever.

                                    ARTICLE 6
                                    ---------
                                      TITLE
                                      -----

     6.1 Warranty of Title The documents to be executed and delivered by Seller
         -----------------
to Buyer, transferring title to the Property as required hereby, including the Assignment and Bill of Sale attached hereto as "Exhibit B" (the "Assignment"), shall be subject to the Existing Encumbrances and, except with respect to the Property set forth on Exhibit "A" for which Seller shall provide a special warranty of title, shall be without warranty of title of any kind whatsoever, express, implied or statutory (even as to the return of Sale Price), but shall provide full subrogation of Buyer to all representations and warranties of any predecessors of Seller in title. The term "Existing Encumbrances" shall mean any of the following matters:

     (a) the terms, conditions, restrictions, exceptions, reservations, limitations and other matters contained in the agreements, instruments and documents that create or reserve to Seller its interests in any of the Property;

     (b) any (i) undetermined or inchoate liens or charges constituting or securing the payment of expenses that were incurred incidental to maintenance, development, production or operation of the Property or for the purpose of developing, producing or processing oil, gas or other hydrocarbons (collectively, "Hydrocarbons") therefrom or therein, and (ii) materialman's, mechanics', repairman's, employees', contractors', operators' or other similar liens or charges for liquidated amounts arising in the ordinary course of business (x) that Seller has agreed to assume or pay pursuant to the terms hereof, (y) for which Seller is responsible for releasing at Closing, or (z) for which Buyer has agreed to assume or pay pursuant to the terms hereof;

     (c) any liens for taxes and assessments not yet delinquent or, if delinquent, that are being contested in good faith in the ordinary course of business;

     (d) any liens or security interests created by law or reserved in oil and gas leases for royalty, bonus or rental, or created to secure compliance with the terms of the agreements, instruments and documents that create or reserve to Seller its interests in the Property;

     (e) any obligations or duties affecting the Property to any municipality or public authority with respect to any franchise, grant, license or permit, and all applicable laws, rules, regulations and; orders of any governmental authority;

     (f) any (i) easements, rights-of-way, servitude, permits, surface leases and other rights in respect of surface operations, pipelines, grazing, hunting, lodging, canals, ditches, reservoirs or the like, and (ii) easements for streets, alleys, highways, pipelines, telephone lines, power lines, railways and other similar rights-of-way, on, over or in respect of Property owned or leased by Seller or over which Seller owns rights-of-way, easements, permits or licenses;

     (g) all lessor's royalties, overriding royalties, net profits interests, carried interests, production payments, reversionary interests and other burdens on or deductions from the proceeds of production created or in existence as of the Effective Time that do not operate to reduce the net revenue interest of Seller;

     (h)  required third party consents to assignments or similar agreements;

     (i) all rights to consent by required notices to, filings with, or other actions by any governmental authority in connection with the sale or conveyance of oil and gas leases or interests therein;

     (j) production sales contracts; division orders; contracts for sale, purchase, exchange, refining or processing of Hydrocarbons; unitization and pooling designations, declarations, orders and agreements; operating agreements; agreements of development; area of mutual interest agreements; gas balancing or deferred production agreements; processing agreements; plant agreements; pipeline, gathering and transportation agreements; injection, repressuring and recycling agreements; carbon dioxide purchase or sale agreements; salt water or other disposal agreements; seismic or geophysical permits or agreements; and any and all other agreements that are ordinary and customary in the oil, gas, sulphur and other mineral exploration, development or extraction business, or in the business of processing of gas and gas condensate production for the extraction of products therefrom; and

     (k) all defects and irregularities affecting the Property which individually or in the aggregate do not operate to reduce the net revenue interest of Seller, increase the proportionate share of costs and expenses of leasehold operations attributable to or to be borne by the working Property of Seller, or otherwise interfere materially with the operation, value or use of the Property, taken as a whole.

                                    ARTICLE 7
                                    ---------
                              ENVIRONMENTAL MATTERS
                              ---------------------

     7.1 Buyer agrees to indemnify Seller against any environmental liability arising relative to the Property subsequent to the Closing. Seller agrees to indemnify Buyer against any environmental liability arising prior to the Closing.

                                    ARTICLE 8
                                    ---------
                                     ESCROW
                                     ------

     8.1 Payment of Purchase Price. In the event Buyer exercises its Option to purchase the Property, at closing, Buyer will wire transfer the $1,734,607.00 purchase price to Seller's Bank Account to be furnished to Buyer by Seller at or before Closing.

          8.1.1 Seller's Bank, as provided to Buyer by Seller, upon receipt of $1,734,607.00 will be responsible to distribute same to Seller pro rata as directed by Seller.

                                    ARTICLE 9
                                    ---------
                               OPTION TO PURCHASE
                               ------------------

     9.1 Buyer shall have the option to purchase from Seller the Property at the cost of 57.8125% x 26,658.4 acres @ $112.55 per acre = $1,734,607.00 delivered and pursuant to the terms of this Agreement and it's Exhibits as described beginning at Article I. This option shall expire at midnight of the day which is 90 days after the effective date hereof unless extended pursuant to Paragraph
1.6 hereinabove.

                                   ARTICLE 10.
                                   -----------
                       PHYSICAL CONDITION OF THE PROPERTY:
                       -----------------------------------

(begin boldface)
     10.01 USE OF THE PROPERTY: THE PROPERTY HAS BEEN USED FOR OIL AND GAS
           --------------------
DRILLING AND PRODUCING OPERATIONS, RELATED (DISPOSAL AND OTHER) OILFIELD OPERATIONS AND THE STORAGE AND TRANSPORTATION OF OIL AND GAS. PHYSICAL CHANGES IN THE LAND MAY HAVE OCCURRED AS A RESULT OF SUCH USES. THE PROPERTY ALSO MAY CONTAIN BURIED PIPELINES AND OTHER EQUIPMENT, WHETHER OR NOT OF A SIMILAR NATURE, THE LOCATIONS OF WHICH MAY NOT NOW BE KNOWN BY SELLER OR BE READILY APPARENT BY A PHYSICAL INSPECTION OF THE PROPERTY. BUYER UNDERSTANDS THAT SELLER DOES NOT HAVE THE REQUISITE INFORMATION WITH WHICH TO DETERMINE THE EXACT NATURE OR CONDITION OF THE PROPERTY OR THE EFFECT ANY SUCH USE HAS HAD ON THE PHYSICAL CONDITION OF THE PROPERTY.

     10.02 BUYER'S INVESTIGATION AND LIABILITY: BUYER ACKNOWLEDGES THAT (I) IT HAS BEEN AFFORDED AN OPPORTUNITY TO (A) EXAMINE THE PROPERTY AND SUCH MATERIALS AS IT HAS REQUESTED TO BE PROVIDED TO IT BY SELLER, (B) DISCUSS WITH REPRESENTATIVES OF SELLER SUCH MATERIALS AND THE NATURE AND OPERATION OF THE PROPERTY AND (C) INVESTIGATE THE CONDITION, INCLUDING SUBSURFACE CONDITION, OF THE REAL PROPERTY AND THE CONDITION OF THE EQUIPMENT, (II) IT HAS ENTERED INTO THIS AGREEMENT ON THE BASIS OF ITS OWN INVESTIGATION OF THE PHYSICAL CONDITION OF THE PROPERTY INCLUDING SUBSURFACE CONDITION AND (III) THE PROPERTY HAVE BEEN USED IN THE MANNER AND FOR THE PURPOSES SET FORTH ABOVE AND THAT PHYSICAL CHANGES TO THE PROPERTY MAY HAVE OCCURRED AS A RESULT OF SUCH USE AND (IV) IN ENTERING INTO THIS AGREEMENT, BUYER HAS RELIED SOLELY ON THE EXPRESS REPRESENTATIONS (SOME OF WHICH REPRESENTATIONS TERMINATE AT THE CLOSING) AND COVENANTS OF SELLER IN THIS AGREEMENT, ITS INDEPENDENT INVESTIGATION OF AND JUDGMENT WITH RESPECT TO, THE EQUIPMENT AND THE OTHER PROPERTY AND THE ADVICE OF ITS OWN LEGAL, TAX, ECONOMIC, ENVIRONMENTAL, ENGINEERING, GEOLOGICAL AND GEOPHYSICAL ADVISORS AND NOT ON ANY COMMENTS OR STATEMENTS OF ANY REPRESENTATIVES OF, OR CONSULTANTS OR ADVISORS ENGAGED BY SELLER AND (V) LOW LEVELS OF NATURALLY OCCURRING RADIOACTIVE MATERIAL (NORM) AND MAN-MADE MATERIAL FIBERS (MMMF) MAY BE PRESENT AT SOME LOCATIONS. BUYER ACKNOWLEDGES THAT NORM IS A NATURAL PHENOMENON ASSOCIATED WITH MANY OIL FIELDS IN THE U.S. AND THROUGHOUT THE WORLD. BUYER SHOULD MAKE ITS OWN DETERMINATION OF THIS PHENOMENON AND OTHER CONDITIONS. SELLER AND MARKETER DISCLAIM ANY LIABILITY ARISING OUT OF OR IN

CONNECTION WITH ANY PRESENCE OF NORM OR MMMF ON THE PROPERTY AND ON THE CLOSING DATE, BUYER SHALL ASSUME THE RISK THAT THE PROPERTY MAY CONTAIN WASTES OR CONTAMINANTS AND THAT ADVERSE PHYSICAL CONDITIONS, INCLUDING THE PRESENCE OF WASTES OR CONTAMINANTS, MAY NOT HAVE BEEN REVEALED BY BUYER'S INVESTIGATION. ON THE CLOSING DATE, ALL RESPONSIBILITY AND LIABILITY RELATED TO DISPOSAL, SPILLS, WASTE, OR CONTAMINATION ON AND BELOW THE PROPERTY SHALL BE TRANSFERRED FROM SELLER TO BUYER.
(end boldface)

                                   ARTICLE 11
                                   ----------
                                  MISCELLANEOUS
                                  -------------

     11.01 During the Option Period, and as requested by Buyer, Seller agrees to Make available to Buyer in the office of the Seller, Legend Operating, LLC, 2611 Cedar Springs, Suite 201, Dallas, Texas 75201, all data and documents and correspondence for Buyer to conduct it's due diligence on the Property. Any copies of said data shall be made by Buyer at Buyer's expense. If the option is not exercised, all copies of said data shall be returned to the Operator within 5 business days. NO WARRANTY OF ANY KIND IS MADE BY SELLER AS TO THE INFORMATION
                 ---------------------------------------------------------------
SO SUPPLIED OR WITH RESPECT TO INTEREST TO WHICH THE INFORMATION RELATES, AND
-----------------------------------------------------------------------------
BUYER EXPRESSLY AGREES THAT ANY CONCLUSIONS DRAWN THEREFROM SHALL BE THE RESULT
-------------------------------------------------------------------------------
OF ITS OWN INDEPENDENT REVIEW AND JUDGMENT.
-------------------------------------------

     11.02 It is understood and agreed by the parties hereto that Seller`s access to certain Seismic Rights ("Seismic Rights") is subject to an Agreement to Use Seismic 3-D Seismic Data dated January 14, 1998 covering the Property:
Buyer shall have the same unrestricted access rights, if any, to all 3-D interpretations and data generated and associated with such seismic rights.

     11.03 This Agreement shall inure to the benefit of and be binding upon Seller and Buyer and their respective heirs, successors and assigns. However, no assignment by any party shall relieve any party of any duties or obligations under this Agreement.

     11.04 This Agreement constitutes the complete agreement between the parties regarding the purchase and sale of the Property. Where applicable, the terms of this Agreement shall survive the Closing.

     11.05 Further Distribution: Buyer is acquiring the Property for its own
           --------------------
account and not with the intent to make a distribution thereof within the meaning of the Securities Act of 1933, as amended, and the rules and regulations thereunder or distribution thereof in violation of any other applicable securities laws.

     11.06 Arbitration: Any dispute arising out of or relating to this
           -----------
Agreement, including any question regarding its existence, validity or termination, which cannot be amicably resolved by Seller and Buyer, shall be settled before three (3) arbitrators, one (1) to be appointed by Seller, one (1) to be appointed by Buyer and the two so appointed shall appoint the third arbitrator, in accordance with the Arbitration Rules of the American Arbitration Association, Dallas, Texas, and judgment upon the award rendered by the arbitrators may be entered in any court having jurisdiction thereof. A dispute shall be deemed to have arisen when either Seller or Buyer notifies the other in writing to that effect.

     11.07 Seller and Buyer agree that Buyer may assign this Option to Purchase and all rights and obligations setforth herein to an entity to Buyer's election, upon written notice to Seller, at anytime up to and including date of closing as setforth herein.

     11.08 Buyer, its successors and assigns, covenant and agree that any and all assignments of the Property made by Buyer and its successors and assigns, shall be subject to the terms of this agreement.

EFFECTIVE as of the 20th day of May, 2002.


SELLER:
LEGEND OPERATING, LLC.

By: /s/ Jim Dyer, Manager
   ---------------------------------------------
        Jim Dyer, Manager


BUYER:
TEXAS BORDER GAS COMPANY

By: /s/ B. Bryan Leitch, III
    --------------------------------------------
        B. Bryan Leitch, III, President

                                   EXHIBIT "A"
                     ATTACHED HERETO AND MADE A PART OF THAT
                               OPTION TO PURCHASE
                  BY AND BETWEEN LEGEND OPERATING, LLC, SELLER
                       AND TEXAS BORDER GAS COMPANY, BUYER

An undivided 57.8125% interest in 26,658.4 Oil, Gas and Mineral Leasehold Acres (excluding any productive and non-productive wells) of those Oil, Gas and Mineral Leases and Properties described as follows:

                                     LEASES:
                                     -------

     Oil and Gas Lease from J.D. JENNINGS to THE TEXAS COMPANY, dated November 13, 1924, recorded in Volume 15, Page 601, Deed Records, Zapata County, Texas, covering approximately 27,558.4 acres, more or less, out of the J.D. Jennings Ranch, more particularly described in that as to all rights from the surface of the earth to a depth of 5560 feet or the base of the Queen City Formation; and

     Oil and Gas Lease from J.D. JENNINGS, a single man, to THE TEXAS COMPANY, dated November 13, 1922, recorded in Volume 14, Page 118, Deed Records, Zapata County, Texas, covering approximately 12,000 acres, more or less, out of the J.D. Jennings Ranch, as to all rights from the surface of the earth to a depth of 5560 feet or the base of the Queen City Formation; and

     That certain Term Assignment dated January 14, 1998, from Pennzoil Exploration and Production Company, to Stuart G. Sharrock, Agent, recorded in Volume 588, Page 505 of the Official Records, Zapata County, Texas, as to all rights from the surface of the earth to a depth of 5560 feet or the base of the Queen City Formation.

                            LANDS EFFECTED BY LEASES:
                            -------------------------

     TRACT 1: Being 8,125.4 acres, more or less, out of the east part of the
     -------
Edward Davila Survey, A-27, also known as the "San Antonio de Mira Flores Grant", Zapata County, Texas and being the same land described as the following:

     Beginning at the N.W. corner of the Blas Maria tract for corner; thence S. 43 deg. 29 min. W. 1302 varas; thence S. 47 deg. 31 min. E. 5193 varas; thence S. 45 deg. 5 min. E. 2380 varas; thence S. 45 W. 2195 varas to a post; thence S. 35 E. 4000 varas to the S. line of the Mira Flores grant; thence N. 54 deg. 54 min. E. 3796.5 varas; thence N. 45 deg. 36 min. W. 1236.1 varas; thence N. 45 W. 5739.8 varas; thence S. 44 deg. 40 min. W. 618 varas to corner; thence S. 45 deg. 36 min. W. 3125.7 varas to the southwest corner of the Blas Maria grant; thence N. 45 deg. 21 min. W. 5145.3 varas to the place of beginning.

     TRACT 2: Being 2,850, more or less, out of the west part of the Antonio
     -------
Martinez Gutierrez Survey, A-33, also known as the "Blas Maria Grant", Zapata County, Texas and being the same land described as the following:

     Beginning at the N.E. corner of the Mira Flores grant; thence N. 45 deg. 36 min. E. along the fence and along the N. line of said Blas Maria grant 3125.7 varas to stone; thence S. 45 deg. 21 min. E. 5145.3 varas to stone in the S. line of the Blas Maria grant; thence S. 45 deg. 36 min. W. 3125.7 varas to the S.W. corner of the Blas Maria grant; thence N. 45 deg. 21 min.
     W. 5145.3 varas to the place of beginning.

     TRACT 3: Being 15,941.6 acres, more or less, out of the Jose Manuel Peredo
     -------
Survey, A-73, also known as the "Cerrito Blanco Grant", Zapata County, Texas, and being the same land described as the following:

     BEGINNING at the N.E. corner of the Bautista Perida Grant; THENCE North 55 deg. East 10,714.25 vrs. to the N.W. corner of 1770 acre grant taken from said Jose Pereda Grant; THENCE South 35 deg. East 2800 vrs. to a post, the S.W. corner of said 1770 acre grant, which is known as the Ranch Colorado; THENCE North 55 degrees East 3571.4 vrs. to a post in the Eastern bdy. line of the said Jose Manuel Pereda Grant; THENCE South 35 deg. East 4200 vrs. more or less to a stone being the S.W. corner of the said Jose Manuel Pereda Grant, and the said S.E. corner of the Bautista Pereda Grant; THENCE North 35 deg. West 7000 vrs., more or less, to the place of beginning;

     TRACT 4: Being 640.9 acres of land, more or less, and being all of the G.C.
     -------
and S.F. R.R. Company Survey, A-137, also known as Section 207, Zapata County, Texas, and being the same land described as the following:

     BEGINNING at the extreme East corner of a grant called "Mira Flores" for South corner of this, a post; THENCE North 45 deg. West, with line of said Mira Flores survey at 955 vrs. a large coma tree marked X. 10 vrs. to S.W. at 1250 vrs. corner; THENCE N. 45 deg. East 2467 vrs. to post for corner on line of said Mira Flores Grant; THENCE S. 45 deg. East 1678 vrs. to post for corner on line of the Peredena Survey, granted to Manuel Pereda; THENCE South 55 deg. West with line of said Pereda Survey 2505 vrs. to the beginning;

                                   EXHIBIT "B"
                         ATTACHED TO AND MADE A PART OF
                                OPTION AGREEMENT
                               DATED MAY 20, 2002

                           ASSIGNMENT AND BILL OF SALE

STATE OF TEXAS           ss.
                         ss.
COUNTY OF ZAPATA         ss.

     For value received, LEGEND OPERATING, LLC, whose address is 2611 Cedar Springs, Suite 201, Dallas, Texas 75201,(hereinafter called "Assignor"), hereby
                                                            ----------
sells, transfers, assigns, conveys and delivers unto TEXAS BORDER GAS COMPANY, whose address is 2606 State Street, Dallas, Texas 75204, (hereinafter called "Assignee"), effective as of __________________________, 2002, 7:00 a.m., CST
----------
(the "Effective Time"), all of Assignor's right, title and interest in and to
     ----------------
the assets set forth in subparagraphs (i) through (v) below (hereinafter collectively called the "Property"):
                        ----------

                              SELLER SHALL CONVEY:
                              --------------------

     (i) The oil, gas and other mineral leasehold interests described in Exhibit "A" attached hereto and made a part hereof, insofar as such cover and affect the lands described in Exhibit "A" (the "Real
                                                                    -----
           Property);
           --------

     (ii) To the extent transferable, all surface use agreements, easements, rights-of-way, licenses, authorizations, permits, and similar rights and interests applicable to, or used or useful in connection with the Property.

                              SELLER SHALL RETAIN:
                              --------------------

     (iii) The wells, equipment and facilities located on the Real Property and that are used directly and exclusively in the operation of the Real Property (collectively called the "Equipment"), including, but not
                                             -----------
           limited to, pumps, platforms, well equipment (surface and subsurface), saltwater disposal wells, water wells, lines and facilities, sulfur recovery facilities, compressors, compressor stations, dehydration facilities, treating facilities, pipeline gathering lines, flow lines, and transportation lines (to the extent such lines are not owned or operated by any affiliate of Assignor), valves, meters, separators, tanks, tank batteries and other fixtures;

     (iv) Oil, condensate, natural gas, and natural gas liquids produced after the Effective Time, including "line fill" and inventory below the pipeline connection in the tanks, attributable to the Property;

     (v) To the extent transferable, all contracts and agreements concerning the Property, including, but not limited to, the instruments identified under paragraph "B" below describing instruments to which this Assignment and Bill of Sale is delivered "subject to", and all other unit agreements, pooling agreements, areas of mutual interest, farmout agreements, farmin agreements, saltwater disposal agreements, water injection agreements, line well injection agreements, road use agreements, operating agreements; and

TO HAVE AND TO HOLD unto Assignee, its successors and assigns forever.

(begin boldface)
     THIS ASSIGNMENT AND BILL OF SALE IS MADE, EXECUTED AND DELIVERED WITHOUT WARRANTY OF TITLE, EXPRESS OR IMPLIED, EXCEPT THAT ASSIGNOR SPECIALLY WARRANTS AND AGREES TO DEFEND TITLE TO THE REAL PROPERTY AGAINST THE CLAIMS AND DEMANDS OF ALL PERSONS CLAIMING TITLE THERETO BY, THROUGH AND UNDER ASSIGNOR, BUT NOT OTHERWISE, UP TO THE ALLOCATED VALUE THEREOF, AND WITH FULL SUBSTITUTION AND SUBROGATION OF ASSIGNEE IN AND TO ALL CLAIMS ASSIGNOR HAS OR MAY HAVE AGAINST ALL PRECEDING OWNERS; PROVIDED, HOWEVER, THAT THIS LIMITED SPECIAL WARRANTY OF TITLE TO THE REAL PROPERTY SHALL SURVIVE FOR A PERIOD OF TWELVE (12) MONTHS FROM THE DATE OF THIS ASSIGNMENT AND BILL OF SALE. WITHOUT LIMITING THE FOREGOING, THIS ASSIGNMENT AND BILL OF SALE IS WITHOUT ANY WARRANTY OR REPRESENTATION OF TITLE, EITHER EXPRESS, IMPLIED, STATUTORY OR OTHERWISE, WITHOUT ANY EXPRESS, IMPLIED, STATUTORY OR OTHER WARRANTY OR REPRESENTATIONS TO THE CONDITION, QUANTITY, QUALITY, FITNESS FOR A PARTICULAR PURPOSE, CONFORMITY TO MODELS OR SAMPLES OF MATERIALS OR MERCHANTABILITY OF ANY OF THE EQUIPMENT OR ITS FITNESS FOR ANY PURPOSE AND WITHOUT ANY OTHER EXPRESS, IMPLIED, STATUTORY OR OTHER WARRANTY OR REPRESENTATION WHATSOEVER. ASSIGNEE SHALL HAVE INSPECTED OR WAIVED ITS RIGHT TO INSPECT THE PROPERTY FOR ALL PURPOSES AND SATISFIED ITSELF AS TO THEIR PHYSICAL AND ENVIRONMENTAL CONDITION, BOTH SURFACE AND SUBSURFACE, INCLUDING BUT NOT LIMITED TO CONDITIONS SPECIFICALLY RELATED TO THE PRESENCE, RELEASE OR DISPOSAL OF HAZARDOUS SUBSTANCES, AND THE CONDITION OF ANY WELL CASING, TUBING OR DOWNHOLE EQUIPMENT. ASSIGNEE IS RELYING SOLELY UPON ITS OWN INSPECTION OF THE PROPERTY AND ASSIGNEE SHALL ACCEPT ALL OF THE SAME IN THEIR "AS IS, WHERE IS" CONDITION. THERE ARE NO WARRANTIES THAT EXTEND BEYOND THE FACE OF THIS ASSIGNMENT AND BILL OF SALE. IN ADDITION, ASSIGNOR MAKES NO WARRANTY OR REPRESENTATION, EXPRESS, IMPLIED, STATUTORY OR OTHERWISE, AS TO THE ACCURACY OR COMPLETENESS OF ANY DATA, REPORTS, RECORDS, PROJECTIONS, INFORMATION OR MATERIALS NOW, HERETOFORE OR HEREAFTER FURNISHED OR MADE AVAILABLE TO ASSIGNEE IN CONNECTION WITH THIS ASSIGNMENT AND BILL OF SALE INCLUDING, WITHOUT

LIMITATION, ANY DESCRIPTION OF THE PROPERTY, PRICING ASSUMPTIONS, OR QUALITY OR QUANTITY OF HYDROCARBON RESERVES (IF ANY) ATTRIBUTABLE TO THE PROPERTY OR THE ABILITY OR POTENTIAL OF THE PROPERTY TO PRODUCE HYDROCARBONS OR THE ENVIRONMENTAL CONDITION OF THE PROPERTY OR ANY OTHER MATTERS CONTAINED IN THE DATA OR ANY OTHER MATERIALS FURNISHED OR MADE AVAILABLE TO ASSIGNEE BY ASSIGNOR OR BY ASSIGNOR'S AGENTS OR REPRESENTATIVES. ANY AND ALL SUCH DATA, RECORDS, REPORTS, PROJECTIONS, INFORMATION AND OTHER MATERIALS FURNISHED BY ASSIGNOR OR OTHERWISE MADE AVAILABLE TO ASSIGNEE ARE PROVIDED ASSIGNEE AS A CONVENIENCE, AND SHALL NOT CREATE OR GIVE RISE TO ANY LIABILITY OF OR AGAINST ASSIGNOR. ANY RELIANCE ON OR USE OF THE SAME SHALL BE AT ASSIGNEE'S SOLE RISK TO THE MAXIMUM EXTENT PERMITTED BY LAW.
(end boldface)

     This Assignment and Bill of Sale is made expressly subject to the following:

     1. That certain Option Agreement dated May 20, 2002, by and between Assignor and Assignee.

     2. Term Assignment from Pennzoil Exploration and Production Company to Stuart G. Sharrock, Agent, recorded in Volume 588, page 505 of the Official Records of Zapata County, Texas

     3. The agreements, contracts and other items set forth and listed under the heading "Subject To The Following" on Exhibit "A" hereto, and Assignee, effective as of the Effective Time, assumes and agrees to perform any and all obligations of Assignor under said agreements, contracts and other items relating to the Property herein assigned.

     4. Any and all other valid and existing contracts, easements and other instruments affecting the Real Property, or any part thereof, together with any and all existing royalties, overriding royalties and other interests payable out of production from the Real Property, or any part thereof.

The provisions hereof shall bind and inure to the benefit of Assignee and Assignor and their respective affiliates, heirs, devisees, legal representatives, successors and assigns.

EXECUTED  this 20th day of May,  2002,  but  effective  as of the  above  stated
               ----        ---
Effective Time.

Assignor:                                   Assignee:
---------                                   ---------

LEGEND OPERATING, LLC                       TEXAS BORDER GAS COMPANY

By: /s/ Jim Dyer                            By: /s/ B. Bryan Leitch, III
   -------------------------------             -------------------------------
    Jim Dyer, Manager                       B. Bryan Leitch, III, President

STATE OF TEXAS           ss.
                         ss.
COUNTY OF DALLAS         ss.

     This instrument was acknowledged before me on the ________ day of _____________________, 2002, by Jim Dyer, Manager of Legend Operating, LLC.


                                           -------------------------------------
                                           Notary Public in and for The State of
                                           Texas



STATE OF TEXAS           ss.
                         ss.
COUNTY OF DALLAS         ss.

     This instrument was acknowledged before me on the ________ day of _______________________, 2002, by B. Bryan Leitch, III President of Texas Border Gas Company.


                                           -------------------------------------
                                           Notary Public in and for The State of
                                           Texas

                                   EXHIBIT "A"
                                       TO
                           ASSIGNMENT AND BILL OF SALE


An undivided 57.8125% interest in 26,658.4 Oil, Gas and Mineral Leasehold Acres (excluding any productive and non-productive wells) of those Oil, Gas and Mineral Leases and Properties described as follows:

                                     LEASES:
                                     -------

     Oil and Gas Lease from J.D. JENNINGS to THE TEXAS COMPANY, dated November 13, 1924, recorded in Volume 15, Page 601, Deed Records, Zapata County, Texas, covering approximately 27,558.4 acres, more or less, out of the J.D. Jennings Ranch, more particularly described in that as to all rights from the surface of the earth to a depth of 5560 feet or the base of the Queen City Formation; and

     Oil and Gas Lease from J.D. JENNINGS, a single man, to THE TEXAS COMPANY, dated November 13, 1922, recorded in Volume 14, Page 118, Deed Records, Zapata County, Texas, covering approximately 12,000 acres, more or less, out of the J.D. Jennings Ranch, as to all rights from the surface of the earth to a depth of 5560 feet or the base of the Queen City Formation; and

     That certain Term Assignment dated January 14, 1998, from Pennzoil Exploration and Production Company, to Stuart G. Sharrock, Agent, recorded in Volume 588, Page 505 of the Official Records, Zapata County, Texas, as to all rights from the surface of the earth to a depth of 5560 feet or the base of the Queen City Formation.

                            LANDS EFFECTED BY LEASES:
                            -------------------------

     TRACT 1: Being 8,125.4 acres, more or less, out of the east part of the
     -------
Edward Davila Survey, A-27, also known as the "San Antonio de Mira Flores Grant", Zapata County, Texas and being the same land described as the following:

     Beginning at the N.W. corner of the Blas Maria tract for corner; thence S. 43 deg. 29 min. W. 1302 varas; thence S. 47 deg. 31 min. E. 5193 varas; thence S. 45 deg. 5 min. E. 2380 varas; thence S. 45 W. 2195 varas to a post; thence S. 35 E. 4000 varas to the S. line of the Mira Flores grant; thence N. 54 deg. 54 min. E. 3796.5 varas; thence N. 45 deg. 36 min. W. 1236.1 varas; thence N. 45 W. 5739.8 varas; thence S. 44 deg. 40 min. W. 618 varas to corner; thence S. 45 deg. 36 min. W. 3125.7 varas to the southwest corner of the Blas Maria grant; thence N. 45 deg. 21 min. W. 5145.3 varas to the place of beginning.

     TRACT 2: Being 2,850, more or less, out of the west part of the Antonio
     -------
Martinez Gutierrez Survey, A-33, also known as the "Blas Maria Grant", Zapata County, Texas and being the same land described as the following:

     Beginning at the N.E. corner of the Mira Flores grant; thence N. 45 deg. 36 min. E. along the fence and along the N. line of said Blas Maria grant 3125.7 varas to stone; thence S. 45 deg. 21 min. E. 5145.3 varas to stone in the S. line of the Blas Maria grant; thence S. 45 deg. 36 min. W. 3125.7 varas to the S.W. corner of the Blas Maria grant; thence N. 45 deg. 21 min.
     W. 5145.3 varas to the place of beginning.

     TRACT 3: Being 15,941.6 acres, more or less, out of the Jose Manuel Peredo
     -------
Survey, A-73, also known as the "Cerrito Blanco Grant", Zapata County, Texas, and being the same land described as the following:

     BEGINNING at the N.E. corner of the Bautista Perida Grant; THENCE North 55 deg. East 10,714.25 vrs. to the N.W. corner of 1770 acre grant taken from said Jose Pereda Grant; THENCE South 35 deg. East 2800 vrs. to a post, the S.W. corner of said 1770 acre grant, which is known as the Ranch Colorado; THENCE North 55 degrees East 3571.4 vrs. to a post in the Eastern bdy. line of the said Jose Manuel Pereda Grant; THENCE South 35 deg. East 4200 vrs. more or less to a stone being the S.W. corner of the said Jose Manuel Pereda Grant, and the said S.E. corner of the Bautista Pereda Grant; THENCE North 35 deg. West 7000 vrs., more or less, to the place of beginning;


     TRACT 4: Being 640.9 acres of land, more or less, and being all of the G.C.
     -------
and S.F. R.R. Company Survey, A-137, also known as Section 207, Zapata County, Texas, and being the same land described as the following:

     BEGINNING at the extreme East corner of a grant called "Mira Flores" for South corner of this, a post; THENCE North 45 deg. West, with line of said Mira Flores survey at 955 vrs. a large coma tree marked X. 10 vrs. to S.W. at 1250 vrs. corner; THENCE N. 45 deg. East 2467 vrs. to post for corner on line of said Mira Flores Grant; THENCE S. 45 deg. East 1678 vrs. to post for corner on line of the Peredena Survey, granted to Manuel Pereda; THENCE South 55 deg. West with line of said Pereda Survey 2505 vrs. to the beginning;